Second Quarter 2022 Earnings Presentation August 2022

Important Information Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, contained in this presentation are forward-looking statements, including, but not limited to, and any statements regarding our strategy, prospects, plans, objectives, future operations, future revenue and earnings, projected margins and expenses, markets for our services, potential acquisitions or strategic alliances, financial position, and liquidity and anticipated cash needs and availability, and our 2022 guidance, including with respect to the duration and impact of the COVID-19 pandemic (including expected operating expenses related thereto), potential acquisitions or strategic alliances, and our estimates of number of gaming terminals, locations, revenues, Adjusted EBITDA, capital expenditures, and Net Debt. The words “predict,” “estimated,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “will,” “would,” “continue,” and similar expressions or the negatives thereof are intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. These forward-looking statements represent our current reasonable expectations and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance and achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. We cannot guarantee the accuracy of the forward-looking statements, and you should be aware that results and events could differ materially and adversely from those contained in the forward-looking statements due to a number of factors including, but not limited to: the existing and potential future adverse impact of the COVID-19 pandemic on Accel Entertainment, Inc.’s (the “Company” or “Accel”) business, operations and financial condition, including as a result the suspensions of all video gaming terminal operations by the Illinois Gaming Board between November 19, 2020 and January 23, 2021, which suspensions could be reinstated; Accel's ability to successfully integrate its business with the business of Century Gaming, Inc. ("Century") and realize the benefits of the Century acquisition; Accel’s ability to operate in existing markets or expand into new jurisdictions; Accel’s ability to manage its growth effectively; Accel’s ability to offer new and innovative products and services that fulfill the needs of location partners and create strong and sustained player appeal; Accel’s dependence on relationships with key manufacturers, developers and third parties to obtain gaming terminals, amusement machines, and related supplies, programs, and technologies for its business on acceptable terms; the negative impact on Accel’s future results of operations by the slow growth in demand for terminals and by the slow growth of new gaming jurisdictions; Accel’s heavy dependency on its ability to win, maintain and renew contracts with location partners; unfavorable economic conditions or decreased discretionary spending due to other factors such as epidemics or other public health issues (including COVID-19 and its variant strains), terrorist activity or threat thereof, civil unrest or other economic or political uncertainties, that could adversely affect Accel’s business, results of operations, cash flows and financial conditions and other risks and uncertainties indicated from time to time in documents filed or to be filed with the Securities and Exchange Commission ("SEC"). Anticipated effects or benefits from the Century Acquisition may not ultimately occur, including expected revenues; effective integration of Century’s operations, establishments and terminals with our own; integration of new technology to our own portfolio; and integration of player rewards programs into our own system or expansion of those rewards programs in other US markets. We cannot guarantee the accuracy of the forward-looking statements, and you should be aware that results and events could differ materially and adversely from those contained in the forward-looking statements due to a number of factors including, but not limited to the existing and potential future adverse impact of the COVID-19 pandemic on Century’s business, operations and financial condition, including as a result of any suspension of gaming operations in Montana and Nevada; our ability to expand effectively into Montana and Nevada; our ability to manage growth effectively; our ability to offer new and innovative products and services that fulfill the needs of Century’s establishment partners and create strong and sustained player appeal; Century’s dependence on relationships with key manufacturers, developers and third parties; the negative impact on Century’s future results of operations by the slow growth in demand for gaming terminals and by slow growth of gaming in Montana and Nevada; Century’s heavy dependency on its ability to win, maintain and renew contracts with location partners; unfavorable economic conditions or decreased discretionary spending due to other factors such as epidemics or other public health issues (including COVID-19), terrorist activity or threat thereof, civil unrest or other economic or political uncertainties, that could adversely affect Accel’s or Century’s business, results of operations, cash flows and financial conditions and other risks and uncertainties. Accordingly, forward-looking statements, including any projections or analysis, should not be viewed as factual and should not be relied upon as an accurate prediction of future results. The forward-looking statements contained in this presentation are based on our current expectations and beliefs concerning future developments and their potential effects on the Accel. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the sections entitled “Risk Factors” in the Quarterly Reports on Form 10-Q and in the Annual Report on Form 10-K filed by Accel with the SEC, as well as Accel’s other filings with the SEC. Except as required by law, we do not undertake publicly to update or revise these statements, even if experience or future changes make it clear that any projected results expressed in this presentation or future quarterly reports, press releases or company statements will not be realized. In addition, the inclusion of any statement in this presentation does not constitute an admission by us that the events or circumstances described in such statement are material. We qualify all of our forward-looking statements by these cautionary statements. In addition, the industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors including those described in the section entitled “Risk Factors.” These and other factors could cause our results to differ materially from those expressed in this presentation. Industry and Market Data Unless otherwise indicated, information contained in this presentation concerning our industry and the markets in which we operate, including our general expectations and market position, market opportunity, and market size, is based on information from various sources, on assumptions that we have made that are based on those data and other similar sources, and on our knowledge of the markets for our services. This information includes a number of assumptions and limitations, and you are cautioned not to give undue weight to such information. In addition, projections, assumptions, and estimates of our future performance and the future performance of the industry in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those described in the Quarterly Reports on Form 10-Q and in the Annual Report on Form 10-K filed by Accel with the SEC, as well as Accel’s other filings with the SEC. These and other factors could cause results to differ materially from those expressed in the estimates made by third parties and by us. Use of Non-GAAP Financial Measures This presentation includes non-GAAP financial measures, including Adjusted EBITDA, Adjusted net income, and Net Debt. Adjusted EBITDA is defined as net income plus amortization of route and customer acquisition costs and location contracts acquired; (gain) loss on change in fair value of contingent earnout shares; (gain) loss on change in fair value of warrants; stock-based compensation expense; other expenses, net; tax effect of adjustments; depreciation and amortization of property and equipment; emerging markets; interest expense; income tax expense; and loss on debt extinguishment. Adjusted net income is defined as net income (loss) plus amortization of route and customer acquisition costs and location contracts acquired; stock-based compensation expense; (gain) loss on change in fair value of contingent earnout shares; (gain) loss on change in fair value of warrants; other expenses, net; and tax effect of adjustments. Net Debt is defined as Debt, net of current maturities plus Current maturities of debt less Cash and cash equivalents. Management believes that these non-GAAP measures of financial results enhance the understanding of Accel’s underlying drivers of profitability and trends in Accel’s business and facilitate company-to-company and period-to period comparisons, because these non-GAAP financial measures exclude the effects of certain non-cash items or represent certain nonrecurring items that are unrelated to core performance. Management of Accel also believes that these non-GAAP financial measures are used by investors, analysts and other interested parties as measures of financial performance and to evaluate Accel’s ability to fund capital expenditures, service debt obligations and meet working capital requirements. See the slide entitled “Non-GAAP to GAAP Reconciliation” on page 10 for additional information. 2

Accel at a Glance

High Quality Service Company in Gaming Vertical



As of June 30, 2022, Accel owned and operated 22,128 terminals across 3,489 locations in Illinois, Montana, and Nevada.

Strong Track Record of Growth

Average Daily Net Video Gaming Revenue[1]

($ in thousands)


$353
$458
$658
$882
$1,125
$1,383
$2,030
$2,248
2015
2016
2017
2018
2019
2020
2021
2022 YTD

Contracted, Recurring Revenue



Up to 8-year agreements



99% Contract renewal rate[2]



Strong backlog of contracted locations waiting to go-live

Disciplined Stewards of Capital



Balance sheet strength

Conservative net leverage

$282mm of Net Debt[3]



Gaming legislation provides significant embedded opportunity for additional growth

1. Calculated as Net Video Gaming Revenue in the period divided by the number of operational days. For the year ended December 31, 2020, there were 217 gaming days. For the year ended December 31, 2021, there were approximately 347 gaming days.
2. Voluntary contract renewal rate for the 3 years ending December 31, 2021.
3. Net Debt is a non-GAAP financial measures that may not be comparable to other similarly titled measures of other companies. Accel does not consider this non-GAAP measure in isolation or as an alternative to similar financial measures determined in accordance with GAAP. For more information with respect to these Non-GAAP financial measures, see page 2 "Use of Non-GAAP Financial Measures," and for a reconciliation of each of these measures to their most directly comparable GAAP measure, see page 10 "Non-GAAP to GAAP Reconciliation."

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Recent Highlights • Illinois Q2 2022 same store sales was essentially flat compared to Q2 2021 • On May 12th, the Georgia Lottery extended the Gift Card Pilot Program to all locations − Roll-out in process • Century acquisition closed on June 1st • During June, Accel commenced operations in Nebraska − On August 1st, Accel purchased VVS, Inc., an amusement operator, for $9.5 million • Repurchased $25 million of Accel A-1 Common Stock in Q2 2022 − Since Accel’s repurchase program began in November 2021, Accel has repurchased over $55 million of Accel A-1 Common Stock through July 31, 2022 4

$26 $43 $38 $33$35 $43 Q1 Q2 Q3 Q4 2021 2022 $147 $202 $193 $192$197 $228 Q1 Q2 Q3 Q4 2021 2022 Accel Quarterly KPIs 1. Adjusted EBITDA is a non-GAAP financial measure that may not be comparable to other similarly titled measures of other companies. Accel does not consider this non-GAAP measure in isolation or as an alternative to similar financial measures determined in accordance with GAAP. For more information with respect to these Non-GAAP financial measures, see page 2 “Use of Non-GAAP Financial Measures,” and for a reconciliation of each of these measures to their most directly comparable GAAP measure, see page 10 "Non-GAAP to GAAP Reconciliation.” Locations (#) Terminals (#) Revenue ($mm) Adjusted EBITDA(1) ($mm) Open Jan 19 - Mar 31 Open Jan 19 - Mar 31 5 2,470 2,527 2,549 2,584 2,565 2,572 585 332 3,489 Q1 Q2 Q3 Q4 2021 IL 2022 IL 2022 MT 2022 NV 12,720 13,177 13,384 13,639 13,663 13,801 5,742 2,585 22,128 Q1 Q2 Q3 Q4 2021 IL 2022 IL 2022 MT 2022 NV

2022 Results

$ in millions

	Q2 2021	Q2 2022	% Change	YTD 2021	YTD 2022	% Change
Locations	2,527	3,489	38%	2,527	3,489	38%
Terminals	13,177	22,128	68%	13,177	22,128	68%
Revenue	$202	$228	13%	$349	$425	22%
Adj EBITDA[1]	$43	$43	-1%	$69	$78	13%
CapEx[2]	$9	$6	-27%	$11	$13	21%
Net Debt[3]	$167	$282	69%	$167	$282	69%

1. Adjusted EBITDA is a non-GAAP financial measures that may not be comparable to other similarly titled measures of other companies. Accel does not consider this non-GAAP measure in isolation or as an alternative to similar financial measures determined in accordance with GAAP. For more information with respect to these Non-GAAP financial measures, see page 2 "Use of Non-GAAP Financial Measures," and for a reconciliation of each of these measures to their most directly comparable GAAP measure, see page 10 "Non-GAAP to GAAP Reconciliation."
2. Presented as cash spend.
3. Net Debt is a non-GAAP financial measures that may not be comparable to other similarly titled measures of other companies. Accel does not consider this non-GAAP measure in isolation or as an alternative to similar financial measures determined in accordance with GAAP. For more information with respect to these Non-GAAP financial measures, see page 2 "Use of Non-GAAP Financial Measures," and for a reconciliation of each of these measures to their most directly comparable GAAP measure, see page 10 "Non-GAAP to GAAP Reconciliation."

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Revised Guidance

$ in millions

	2022 Original Guidance[1] (Pro Forma Century)	2022 Revised Guidance[1] (Pro Forma Century)	2022 Revised Guidance[1]
Locations	3,700 – 3,800	3,550 – 3,600	3,550 – 3,600
Terminals	23,000 – 25,000	22,700 – 23,200	22,700 – 23,200
Revenue	$1,065 – $1,180	$1,070 – $1,130	$960 – $990
Adj EBITDA[2]	$182 – $198	$170 – $175	$160 – $165
CapEx[3]	$25 – $35	$30 – $35	$25 – $30

1. 2022 guidance includes Century's results as of the acquisition date and assumes the results from Georgia will not be added back to our Adjusted EBITDA during the second half of 2022 because Georgia has operated for more than 24 months and would no longer be an "Emerging Market." 2022 Pro Forma guidance includes full-year operating results of Century. Pro Forma guidance is presented for illustrative purposes only and is not necessarily indicative of the results that would have occurred had the acquisition been completed on January 1, 2022 or that may occur in the future.
2. Adjusted EBITDA is a non-GAAP financial measures that may not be comparable to other similarly titled measures of other companies. Accel does not consider this non-GAAP measure in isolation or as an alternative to similar financial measures determined in accordance with GAAP. For more information with respect to these Non-GAAP financial measures, see page 2 "Use of Non-GAAP Financial Measures," and for a reconciliation of each of these measures to their most directly comparable GAAP measure, see page 10 "Non-GAAP to GAAP Reconciliation."
3. Presented as cash spend.

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Historical Financial Summary

$ in millions

	Twelve Months Ended December 31,				Three Months Ended June 30,		Q2 YoY Growth	Six Months Ended June 30,		YTD YoY Growth
	2018	2019	2020	2021	2021	2022		2021	2022	
No. of Locations	1,686	2,312	2,435	2,584	2,527	3,489	38%	2,527	3,489	38%
No. of Terminals	7,649	10,499	12,247	13,639	13,177	22,128	68%	13,177	22,128	68%
Net Gaming Revenue	322	411	301	706	194	218	12%	335	407	21%
Other Revenue	13	18	16	29	8	9	25%	14	18	26%
Gross Revenues	335	429	316	735	202	228	13%	349	425	22%
% YoY Growth	35%	28%	(26%)	132%		13%			22%	
Less: Cost of Revenue and Cost of Goods Sold[1]	(217)	(282)	(211)	(494)	(136)	(155)	14%	(235)	(288)	23%
Gross Profit	118	147	105	241	66	72	9%	114	137	20%
% Margin	35%	34%	33%	33%	33%	32%		33%	32%	
Less: G&A Expenses	(54)	(69)	(77)	(111)	(26)	(33)	25%	(51)	(64)	26%
EBITDA	63	77	28	130	40	40	(1%)	64	73	14%
Adjusted EBITDA[2]	64	80	34	140	43	43	(1%)	69	78	13%
% Margin	19%	19%	11%	19%	21%	19%		20%	18%	
% YoY Growth	36%	25%	(57%)	312%		(1%)			13%	
Less: D&A of Property & Equipment	(21)	(26)	(21)	(25)	(6)	(7)		(12)	(12)	
Less: Amortization of Op Routes	(15)	(18)	(23)	(22)	(6)	(4)		(12)	(7)	
EBIT	28	33	(16)	83	28	30		39	53	
Less: Other Expenses, net	(3)	(20)	(9)	(13)	(3)	(2)		(5)	(5)	
Less: Interest Expense, net	(10)	(13)	(14)	(13)	(3)	(4)		(7)	(8)	
Less: Income tax benefit (expense)	(4)	(5)	17	(15)	(6)	(7)		(8)	(12)	
Less: Gain (loss) on change in fair value of contingent earnout shares[3]	--	(10)	8	(10)	(3)	6		(6)	9	
Less: Gain (loss) on change in fair value of warrants[4]	--	(21)	13	--	--	--		--	--	
Less: Loss on debt extinguishment	--	(1)	--	(1)	--	--		--	--	
Reported Net Income (Loss)	11	(37)	(0)	32	12	22		14	38	
Adjusted Net Income	23	23	6	71	26	23		37	40	

1. Cost of Revenue and Cost of Goods Sold consists of (i) taxes on net video gaming revenue that is payable to the local jurisdiction, (ii) licenses, permits and other fees required for the operation of gaming terminals and other equipment, (iii) location revenue share, which is governed by local governing bodies and location contracts, (iv) ATM and amusement commissions payable to locations, (v) ATM and amusement fees, and (vi) costs associated with the sale of gaming terminals.
2. Adjusted EBITDA and Adjusted Net Income are non-GAAP financial measures that may not be comparable to other similarly titled measures of other companies. Accel does not consider these non-GAAP measures in isolation or as an alternative to similar financial measures determined in accordance with GAAP. For more information with respect to these Non-GAAP financial measures, see page 2 "Use of Non-GAAP Financial Measures," and for a reconciliation of each of these measures to their most directly comparable GAAP measure, see page 10 "Non-GAAP to GAAP Reconciliation."
3. Gain (loss) on change in fair value of contingent earnout shares represents a non-cash fair value adjustment at each reporting period end related to the value of these contingent shares. Upon achieving such contingency, shares of Class A-2 common stock convert to Class A-1 common stock resulting in a non-cash settlement of the obligation.
4. Gain (loss) on change in fair value of warrants represents a non-cash fair value adjustment at each reporting period end related to the value of these warrants.

Note: Numbers may not total due to rounding.

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Accel Balance Sheet 9 Note: Numbers may not total due to rounding. $ in millions December 31, 2021 June 30, 2022 Assets Current Assets: Cash and cash equivalents $199 $220 Other current assets $49 $68 Total current assets $248 $288 Property and equipment, net $152 $190 Route and customer acquisition costs, net $16 $18 Location contracts acquired, net $151 $185 Goodwill $46 $99 Other assets $3 $37 Total assets $616 $817 Liabilities and Stockholders' Equity Current liab ilities: Short term debt and current maturities $18 $23 Accrued state and location gaming expense $15 $16 Other current liabilities $39 $46 Total current liabilities $72 $86 Long-term liab ilities: Long-term debt $324 $479 Contingent earnout share liability $43 $34 Other liabilities $19 $44 Total liabilities $458 $643 Total stockholders' equity $158 $174 Total liabilities and stockholders' equity $616 $817

Non-GAAP to GAAP Reconciliation

$ in millions

	Twelve Months Ended December 31,				Three Months Ended June 30,		Six Months Ended June 30,	
	2018	2019	2020	2021	2021	2022	2021	2022
Reported Net Income (Loss)	11	(37)	(0)	32	12	22	14	38
(+) Amortization of Op Routes	15	18	23	22	6	4	12	7
(+) Stock Based Comp[1]	0	2	6	6	2	2	4	4
(+) (Gain) loss on change in fair value of contingent earnout shares[2]	–	10	(8)	10	3	(6)	6	(9)
(+) (Gain) loss on change in fair value of warrants[3]	–	21	(13)	–	–	–	–	–
(+) Other Expenses, net	3	20	9	13	3	2	5	5
(+) Tax effect of adjustments[4]	(6)	(11)	(10)	(11)	(1)	(2)	(4)	(5)
Adjusted Net Income	23	23	6	71	26	23	37	40
(+) D&A of Property & Equipment	21	26	21	25	6	7	12	12
(+) Interest Expense, net	10	13	14	13	3	4	7	8
(+) Emerging Markets[5]	–	–	1	3	1	1	1	1
(+) Income Tax (Benefit) Expense	10	17	(7)	26	7	9	12	16
(+) Loss on debt extinguishment	–	1	–	1	–	–	–	–
Adjusted EBITDA	64	80	34	140	43	43	69	78

	Three Months Ended				Three Months Ended	
	March 31, 2021	June 30, 2021	Sep. 30, 2021	Dec. 31, 2021	March 31, 2022	June 30, 2022
Reported Net Income (Loss)	2	12	11	7	16	22
(+) Amortization of Op Routes	6	6	6	4	4	4
(+) Stock Based Comp[1]	2	2	1	2	2	2
(+) (Gain) loss on change in fair value of contingent earnout shares[2]	3	3	1	3	(3)	(6)
(+) Other Expenses, net	2	3	4	4	3	2
(+) D&A of Property & Equipment	6	6	7	6	6	7
(+) Interest Expense, net	3	3	3	3	4	4
(+) Emerging Markets[5]	1	1	1	1	0	1
(+) Income Tax (Benefit) Expense	2	6	4	3	5	7
(+) Loss on Debt Extinguishment	–	–	–	1	–	–
Adjusted EBITDA	26	43	38	33	35	43

	June 30,	
	2021	2022
Debt, net of current maturities	327	479
(+) Current maturities of debt	18	23
(-) Cash and cash equivalents	(179)	(220)
Net Debt	167	282

1. Stock-based compensation consists of options, restricted stock units and warrants.
2. Gain (loss) on change in fair value of contingent earnout shares represents a non-cash fair value adjustment at each reporting period end related to the value of these contingent shares. Upon achieving such contingency, shares of Class A-2 common stock convert to Class A-1 common stock resulting in a non-cash settlement of the obligation.
3. Gain (loss) on change in fair value of warrants represents a non-cash fair value adjustment at each reporting period end related to the value of these warrants.
4. Calculated by excluding the impact of the non-GAAP adjustments from the current period tax provision calculations.
5. Emerging markets consist of the results, on an adjusted EBITDA basis, for non-core jurisdictions where our operations are developing. Markets are no longer considered emerging when Accel has installed or acquired at least 500 gaming terminals in the jurisdiction, or when 24 months have elapsed from the date Accel first installs or acquires gaming terminals in the jurisdiction, whichever occurs first.

Note: With respect to Non-GAAP financial measures, see page 2 "Use of Non-GAAP Financial Measures" under Important Information. Numbers may not total due to rounding.f

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